                SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                 Securities and Exchange Act of 1934


Date of Report: September 22, 1997
----------------------------------
(Date of earliest event reported)


                  Structured Asset Securities Corporation
                  ---------------------------------------
          (Exact name of registrant as specified in its charter)

          Delaware              33-96378-02           74-2440850
        ------------------------------------------------------------
       (State or Other          (Commission         (I.R.S. Employer
       Jurisdiction of          File Number)        Identification No.)
        Incorporation



          200 Vesey Street, New York, N.Y.                  10285
       --------------------------------------------------------------
        (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:  (212) 526-7000

Item 5.   Other Events.

     Attached as Exhibit 1 are the consents of (i) Koeppel Tener Real Estate Services, Inc.; (ii) Cushman & Wakefield, Inc.; (iii) Cushman & Wakefield of California, Inc.; (iv) Cushman & Wakefield, Inc.; (v) Koeppel Tener Real Estate Services, Inc.; (vi) Cushman & Wakefield, Inc.; (vii) Cushman & Wakefield of California, Inc.; and (viii) CB Commercial, (collectively, the "Appraisers' Consents"), each of which has been furnished to the Registrant in respect of the Registrant's proposed offering of Commercial Mortgage Pass-Through Certificates, Series 1997-LL I (the "Certificates").

     The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The offer and sale of the Certificates contemplated by the Prospectus will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 33-96378) (the "Registration Statement"). The Registrant hereby incorporates the Appraisers' Consents by reference in the Registration Statement.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

     Item 601(a) of Regulation
          S-K Exhibit No.           Description
     -------------------------      -----------

              23.1                  Consent of Koeppel Tener Real Estate
              23.2                  Consent of Cushman & Wakefield
              23.3                  Consent of Cushman & Wakefield of California
              23.4                  Consent of Cushman & Wakefield
              23.5                  Consent of Koeppel Tener Real Estate
              23.6                  Consent of Cushman & Wakefield
              23.7                  Consent of Cushman & Wakefield of California
              23.8                  Consent of CB Commercial

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                       STRUCTURED ASSET SECURITIES CORPORATION

                                       By:  /s/ Theodore P. Janulis
                                          -------------------------------------
                                          Name:  Theodore P. Janulis
                                          Title: President

Date:  September 22, 1997

                                  Exhibit Index




Item 601(a) of
Regulation S-K
Exhibit No.         Description                                        Page
--------------      -----------                                        ----
    23.1            Consent of Koeppel Tener Real Estate

    23.2            Consent of Cushman & Wakefield

    23.3            Consent of Cushman & Wakefield of California

    23.4            Consent of Cushman & Wakefield

    23.5            Consent of Koeppel Tener Real Estate

    23.6            Consent of Cushman & Wakefield

    23.7            Consent of Cushman & Wakefield of California

    23.8            Consent of CB Commercial